Risk Management - Capital Management under Insurance Institution Solvency Regulations (Detail) - CNY (¥) ¥ in Millions	Dec. 31, 2017	Dec. 31, 2016
Disclosure of computation of solvency ratio from actual capital and minimum capital [abstract]
Core capital	¥ 706,516	¥ 639,396
Actual capital	706,623	677,768
Minimum capital	¥ 254,503	¥ 228,080
Core solvency ratio	278.00%	280.00%
Comprehensive solvency ratio	278.00%	297.00%